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                          VAN KAMPEN AMERICAN CAPITAL
                                 BALANCED FUND
  SUPPLEMENT DATED JANUARY 21, 1997, TO THE PROSPECTUS DATED OCTOBER 28, 1996,
      AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 1, 1996 AND JANUARY 2, 1997.

    The following replaces the paragraph under the section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT."

    John M. Cunniff is now responsible for the day-to-day management of the Fund's investment portfolio. Mr. Cunniff has been a Vice President of the Adviser (since October 1995) and has been a Vice President of Van Kampen American Capital Asset Management, Inc. (since October 1995). Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors.